FORM 8-K                                                  Page 1 of 2






                 SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C.  20549




                              FORM 8-K


                           CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE

                   SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)    April 28, 2000


                 Dover Downs Entertainment, Inc.
       (Exact name of registrant as specified in its charter)




  Delaware                        1-11929              51-0357525
(State or other jurisdiction  (Commission           (IRS Employer
     of incorporation)        File number)         Identification No.)



          1131 North DuPont Highway, Dover, Delaware   19901
     (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code   (302) 674-4600

FORM 8-K                                                  Page 2 of 2

Item 5.   Other Events.

     Following is the text of a press release issued by the Company on April 28,2000:

     "Dover Downs Entertainment, Inc. (the Company) (NYSE: Symbol -
DVD): At a meeting of the Board of Directors conducted on this date, former Vice Chairman Henry B. Tippie was elected Chairman of the Board and succeeds John W. Rollins, Sr., who passed away April 4, 2000. Mr. Tippie, a long-time Dover Downs stockholder, was a business associate of Mr. Rollins for over 47 years.

     Mr. Tippie noted, "Denis McGlynn, President and Chief Executive Officer, and I have known each other for over 25 years and expect to continue the same direction of the Company, which has resulted in Dover Downs Entertainment, Inc. becoming a successful entertainment company."


                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Dover Downs Entertainment, Inc.



DATE:  May 2, 2000            BY:
                                   Klaus M. Belohoubek
                                   Vice President-General Counsel
                                   and Secretary